                                                                    EXHIBIT 5(a)

                   THE UNITED STATES LIFE INSURANCE COMPANY
[LOGO APPEARS HERE]         In the City of New York              GENERATIONS(TM)
                   125 Maiden Lane  New York, New York 10038    ================
                                                                VARIABLE ANNUITY
                  -VARIABLE ANNUITY CERTIFICATE APPLICATION-

INSTRUCTIONS: PLEASE TYPE OR PRINT IN PERMANENT BLACK INK.
---------------------------------------------------------------------------------------------------------------------
1. ANNUITANT                                                   2. CONTINGENT ANNUITANT (optional)
   Name:________________________________________                  Name:________________________________________
   Address:_____________________________________                  Address:_____________________________________
   Phone:_____________ DOB:________ (Max Age 85)                  Phone:____________ DOB:_________ (Max Age 85)
   Sex: [_] M  [_] F   SS#:_____________________                  Sex: [_] M  [_] F  SS#:______________________
---------------------------------------------------------------------------------------------------------------------
3. PARTICIPANT (Complete only if different than Annuitant)        JOINT PARTICIPANT (optional)
   Name:________________________________________                  Name:________________________________________
   Address:_____________________________________                  Address:_____________________________________
   Phone:_____________ DOB:________ (Max Age 85)                  Phone:____________ DOB:_________ (Max Age 85)
   Sex: [_] M  [_] F   SS#:_____________________                  Sex: [_] M  [_] F  SS#:______________________
---------------------------------------------------------------------------------------------------------------------
4. BENEFICIARY DESIGNATION (if more space is needed, use Section 10):
   PRIMARY (if more than one, indicate percentages)               CONTINGENT (if more than one, indicate percentages)
   Name/Relationship                                              Name/Relationship


---------------------------------------------------------------------------------------------------------------------
5. PAYMENT INFORMATION
   Initial Purchase Payment $____________       If [_]1035X   OR   [_] Transfer, estimated amount $____________
   [_] Non-Qualified: (minimum $5,000)  [_] Qualified: (minimum $2,000)  (check appropriate boxes in sections A and B)
                                    A.  [_] Rollover         [_] Transfer
                                    B.  Type of Plan:  [_] IRA    [_] SEP-IRA    [_] 401(k)    [_] 401(a)   [_] Other
If any portion of the initial purchase payment is allocated to a Fixed Account, refer to the prospectus and to your annuity certificate regarding eligibility for an interest rate lock on 1035 Exchanges or other rollovers and transfers that qualify for special tax treatment under the Internal Revenue Code.
---------------------------------------------------------------------------------------------------------------------
6. INVESTMENT OPTIONS    Total allocation must equal 100%. Use whole percentages only.
Asian Equity (95)            ________%  Global Equity (85)        ________%  Morgan Stanley
Domestic Income (80)         ________%  Government (86)           ________%    Real Estate Securities (93)  ________%
Emerging Growth (81)         ________%  Growth and Income (88)    ________%  Strategic Stock (96)           ________%
Emerging Markets Equity (82) ________%  High Yield (89)           ________%  Value (94)                     ________%
Enterprise (83)              ________%  International Magnum (90) ________%  1-Year Guarantee Period        ________%
Equity Growth (87)           ________%  Mid Cap Value (91)        ________%  Other ______________________   ________%
Fixed Income (84)            ________%  Money Market (92)         ________%
---------------------------------------------------------------------------------------------------------------------
7. AUTOMATIC REBALANCING   ($25,000 minimum)  Total allocation must equal 100%. Use whole percentages only.
   [_] Check here for Automatic Rebalancing of investments, based on certificate anniversary, to the VARIABLE
       ALLOCATIONS ONLY indicated below or then in effect.
       FREQUENCY:      [_]  Quarterly                    [_]  Semiannually                             [_]  Annually
Asian Equity (95)            ________%  Global Equity (85)        ________%  Morgan Stanley
Domestic Income (80)         ________%  Government (86)           ________%    Real Estate Securities (93)  ________%
Emerging Growth (81)         ________%  Growth and Income (88)    ________%  Strategic Stock (96)           ________%
Emerging Markets Equity (82) ________%  High Yield (89)           ________%  Value (94)                     ________%
Enterprise (83)              ________%  International Magnum (90) ________%  Other ______________________   ________%
Equity Growth (87)           ________%  Mid Cap Value (91)        ________%
Fixed Income (84)            ________%  Money Market (92)         ________%
---------------------------------------------------------------------------------------------------------------------

8.  DOLLAR COST AVERAGING
    DOLLAR COST AVERAGE:  [_]$__________ OR [_]____% taken from the  [_] Money Market  OR  [_] 1-Year Guarantee Period
    FREQUENCY:  [_] Monthly     [_] Quarterly     [_] Semiannually   [_] Annually
    DURATION:   [_] 12 months   [_]  24 months    [_] 36 months      [_] 48 months    [_] 60 months  to be allocated to
    the following Variable Division(s) as indicated: (When furnishing the allocations below, you must only use EITHER dollars OR percentages throughout the request.)
Asian Equity (95)            ________   Global Equity (85)        ________   Morgan Stanley
Domestic Income (80)         ________   Government (86)           ________     Real Estate Securities (93)  ________
Emerging Growth (81)         ________   Growth and Income (88)    ________   Strategic Stock (96)           ________
Emerging Markets Equity (82) ________   High Yield (89)           ________   Value (94)                     ________
Enterprise (83)              ________   International Magnum (90) ________   Other ______________________   ________
Equity Growth (87)           ________   Mid Cap Value (91)        ________
Fixed Income (84)            ________   Money Market (92)         ________
-----------------------------------------------------------------------------------------------------------------------
9.  REPLACEMENT Will the proposed variable annuity replace any existing annuity or insurance contract? [_]  No [_] Yes
    (If yes, list company name, plan, and year of issue, and complete appropriate replacement documents.)

-----------------------------------------------------------------------------------------------------------------------
10. SPECIAL INSTRUCTIONS


-----------------------------------------------------------------------------------------------------------------------
11. SIGNATURES
    All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown. We further agree that this application, if attached, shall be a part of the proposed annuity, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE PROPOSED ANNUITY, WHEN BASED ON
    INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO
    THE DOLLAR AMOUNT.
    We acknowledge receipt of the current prospectuses for the The United StateS Life Insurance Company In the City of
    New York Separate Account USL VA-R, Van Kampen Life Investment Trust, and Morgan Stanley Universal Funds, Inc. If
    this application is for an IRA or a Simplified Employee Pension, we acknowledge receipt of the Individual Retirement
    Annuity Disclosure Statement provided to us in conjunction with the current prospectuses.
    --------------------------------------------------------------------------------------------------------------------
    UNDER PENALTIES OF PERJURY, I CERTIFY (1) THAT THE SOCIAL SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER IS CORRECT AS
    IT APPEARS IN THIS APPLICATION; AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406 (a)(1)(C) OF
    THE INTERNAL REVENUE CODE.
    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
    CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
    --------------------------------------------------------------------------------------------------------------------
    Signed at_____________________________________________________________________     Date:____________________________
             CITY                                                     STATE

    _______________________________________________________    _________________________________________________________
    SIGNATURE OF ANNUITANT                                     SIGNATURE OF PARTICIPANT (if different than Annuitant)

    _______________________________________________________    _________________________________________________________
    SIGNATURE OF CONTINGENT ANNUITANT (if applicable)          SIGNATURE OF JOINT PARTICIPANT (if applicable)
-------------------------------------------------------------------------------------------------------------------------
12. DEALER/LICENSED AGENT INFORMATION AND SIGNATURES
    Licensed Agent:   ___________________________________________         _______________________________________________
                      PRINT NAME                                          AGENT NUMBER/LOCATION

                      ___________________________________________         _______________________________________________
                      PHONE                                               STATE LICENSE NUMBER

    Will the proposed variable annuity replace any existing annuity or insurance contract?   [_] No    [_] Yes
    The agent hereby certifies he/she witnessed the signature(s) contained in this application and that all information contained in this application is true to the best of his/her knowledge and belief.

    Signature of Licensed Agent: _____________________________________________________

    Broker Dealer: ___________________________________________________________________
                   PRINT NAME

    Branch Office: _____________________________________________________________________________________________________
                               STREET ADDRESS                               CITY               STATE               ZIP
------------------------------------------------------------------------------------------------------------------------
FOR AGENT USE ONLY--CONTACT YOUR HOME OFFICE FOR DETAILS. [_] PROFILE A [_] PROFILE B [_] PROFILE C
ONCE SELECTED, PROFILE CANNOT BE CHANGED ON THIS CERTIFICATE.
------------------------------------------------------------------------------------------------------------------------